KPMG Peat Marwick LLP







The Board of Directors
Enteractive, Inc.:

We consent to the use of our report incorporated herein (Form S-3) by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG PEAT MARWICK LLP
                                                 ---------------------
                                                 KPMG PEAT MARWICK LLP


New York, New York
February 26, 1997